Income Taxes - Reconciliation of the Beginning and Ending Amount of Valuation Allowance (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
SEC Schedule, 12-09, Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at beginning of year	$ 430	$ 412	$ 284
Net charges to expense	91	22	86
Tax rate change	(3)	0	39
Provision to return adjustment	0	(3)	3
Balance at end of year	$ 518	$ 430	$ 412